EXHIBIT 10(b)(6)


                                        March 29, 2002


Mr. R. Dave Garwood
RD Garwood Inc.
8400 Jett Ferry Road
Atlanta, GA 30350-4709

Dear Mr. Garwood:

     This will constitute and confirm our agreement that R. Dave Garwood will act as a consultant (hereinafter "Consultant") for TII Network Technologies, Inc. (hereinafter referred to as "TII").

1.   Consultant   is   retained  by  TII  to  assist  TII  in   establishing   a
     comprehensive, long term strategic plan for the company and to continue to monitor and enhance our Sales Operating Plan.

2. For the services to be rendered by Consultant hereunder, TII agrees to pay and the Consultant accepts as full and complete compensation therefor at the rate of Ten Thousand Dollars ($10,000.00) per quarter, for the time spent by the Consultant for the services to be rendered by Consultant hereunder.

3. All expenses associated with services rendered by the Consultant hereunder will be pre-approved by TII. Consultant will render invoices for all such expenses necessarily incurred by the consultant in the performance of said services monthly. Vouchers for expenses are to be accompanied by stubs, airplane tickets, and accounts in reasonable detail. TII agrees to reimburse all such costs promptly upon receipt of invoice covering same.

4. Consultant does hereby sell, assign, transfer and set over to TII all of Consultant's right, title and interest in and to any result and inventions conceived or developed hereunder.

5. The Consultant shall for all purposes hereunder be deemed an independent contractor and not an employee of TII. Consultant is responsible for the payment of all applicable taxes.

6. There are no other agreements or understandings, oral or written, between the Consultant and TII regarding the subject matter of this Agreement or any part thereof, with the exception of the NonDisclosure Agreement dated December 4, 2000, attached hereto as Attachment A, and this Agreement may only be changed in writing signed by both the parties hereto.

Mr. R. Dave Garwood                                     March 29, 2002
RD Garwood Inc.                                                 Page 2


7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8. The term of this Agreement shall commence April 1, 2002 and terminate March 31, 2003. This Agreement may be extended, in writing, for an additional period, if both parties agree it is mutually beneficial to do so.

9. This Agreement can be canceled by either party with written notice 30 days prior to the end of each quarter during the term of this Agreement.

     This  Agreement   supersedes  all  previous  agreements  made  between  the
Consultant and TII.

     If the foregoing is in accordance with your understanding of the Agreement between us, will you kindly signify same by signing this Agreement in the space hereinbelow provided.

                                        Very truly yours

                                        TII NETWORK TECHNOLOGIES, INC.

                                        /s/ Timothy J. Roach
                                        --------------------
                                        Timothy J. Roach
                                        President & CEO

Agreed and Accepted
R. Dave Garwood, RD Garwood Inc.


/s/ R. Dave Garwood
-------------------------------------
Fed. Tax ID ####-##-####


Attachments:      Attachment A

                                  ATTACHMENT A

                             NONDISCLOSURE AGREEMENT

     THIS AGREEMENT is made on December 4, 2000 by and between TII Industries, Inc. ("TII") and R. Dave Garwood ("Receiving Party") .

     1. PURPOSE. The parties hereto wish to carry on discussions during the course of which TII may disclose certain Confidential Information to the Receiving Party (the "Discussions") . For and in consideration of those discussions and the covenants and promises contained herein, the parties hereby agree to the terms and conditions hereinafter expressed.

     2. DEFINITION. "Confidential Information" shall mean any and all information, formula, technology, technical data, or know-how, including, but not limited to, that which relates to, or processes, research, products, services, customers, markets, software, developments, inventions, processes, designs, lab reports, research data, drawings, engineering, marketing, corporate business, or finances, which TII may disclose to the Receiving Party, whether orally or in writing, directly or indirectly, and which relates to, arises from or involves the body of knowledge relating to the intended purpose of the parties herein. Receiving Party agrees that the existence of both this Nondisclosure Agreement itself and any evaluations of TII product which may result therefrom shall be included within the information kept confidential.

     3.  CONFIDENTIAL INFORMATION DOES NOT INCLUDE INFORMATION WHICH:
         -----------------------------------------------------------

          1) Is rightfully in the possession of the Receiving Party at the time of disclosure and the Receiving Party informs TII in writing within 15 days of the time of disclosure.

          2) Prior to disclosure is, or after disclosure becomes, but not a result of any inaction or action of the Receiving Party, part of the public knowledge or literature.

          3) Is approved for public release by TII.

          4) Is disclosed to the Receiving Party by a third party who is und er no obligation to TII to maintain such information in confidence.

     4. NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. The Receiving Party agrees that it shall keep any and all Confidential Information strictly confidential and shall not disclose it, directly or indirectly, to any third party under any circumstances without the express written consent of an officer of TII. The Receiving Party shall not disclose the Confidential Information to its employees, except those who are required to have such information in order to further the purpose of the parties intended herein.

     5. RETURN OF MATERIALS . Any materials or documents, accompanied by all copies or reproductions of such materials or documentation, which have been furnished to the Receiving Party will be returned immediately upon, and in no case later than five (5) business days after delivery by TII in writing, of notice of the conclusion of the Discussions.

     6. PATENT OR COPYRIGHT INFRINGEMENT . Neither this Agreement nor the disclosure by TII hereunder of any Confidential Information to Receiving Party shall be deemed by implication or otherwise to grant, convey, assign, or vest in any way in or to the Receiving Party any right in any property or in any copyrights or patents, nor shall this Agreement grant the Receiving Party any rights in or to the Confidential Information, except the limited right to review such Confidential Information solely for the purpose of furthering the purpose of the parties intended herein.

     7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and for the benefit of the undersigned parties, their successors, and assigns, provided that Confidential Information may not be assigned without written consent of TII. Failure to enforce any provision of this Agreement shall not constitute a waiver of any obligations hereof.

     8. ARBITRATION. Any controversy or claim arising out of or relating to this agreement or any breach thereof or performance thereunder shall be settled by binding arbitration in New York, pursuant to the Commercial arbitration rules then in effect of the American Arbitration Association ("AAA") . The arbitrator's(s') award shall be final and binding, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Each party shall bear its own legal and other costs related to the arbitration, except that the arbitrator(s) shall determine who shall bear the cost of the AAA and the arbitrator(s) .

     9. GOVERNING LAW AND JURISDICTION . This Agreement shall be governed by and construed under the laws of the State of New York.


TII INDUSTRIES, INC.                            RD GARWOOD INC.
--------------------                            ---------------


By:/s/ George S. Katsarakes                     By: /s/ R. David Garwood
   -------------------------                        ----------------------------
NAME: George S. Katsarakes                      NAME: R. Dave Garwood
      --------------------                            ---------------
TITLE: Executive Vice President & COO           TITLE: President
       ------------------------------                  ---------